AUGUST 8, 2019

SUPPLEMENT TO

HARTFORD GROWTH OPPORTUNITIES HLS FUND SUMMARY PROSPECTUS

DATED MAY 1, 2019

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the following footnote is added next to Mr. Carmen’s name in the portfolio manager table:

*	Effective March 1, 2020, Michael T. Carmen, CFA will no longer serve as a portfolio manager for the Fund. Mr. Carmen’s portfolio management responsibilities will transition to Mr. Mortimer in the months leading up to his departure.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7492	August 2019